Exhibit 99.1

SEVERANCE, CONSULTING AND NON-COMPETE AGREEMENT

This Agreement by and between Dan L. Gunter (“DLG”) whose address is 185 Kenwith Court, Lakeland, FL 33803 and Alico, Inc. (“Alico”) is dated effective as of the 17th day of November, 2008.

WHEREAS, DLG has served as Chief Executive Officer since June 17, 2008 and also served as President and Chief Operating Officer since April, 2006;

WHEREAS, DLG has resigned as President and CEO and has agreed to act as a consultant for at least eighteen (18) months; and

WHEREAS, in order to insure an orderly transition and retain the availability to Alico of access to DLG for consultation and advice during the next eighteen (18) months, Alico wishes to enter into this Severance, Consulting and Non-Compete Agreement with DLG, and DLG is willing to do so in consideration of the terms and conditions set forth herein;

NOW THEREFORE, the Parties hereto, for good and valuable consideration, agree as follows.

1. Severance. Effective November 17, 2008 (the “Effective Date”), DLG resigns as and will relinquish all duties as Chief Executive Officer of Alico and as an officer and or employee of Alico and any of its subsidiaries.

2. Continuing Consulting Services. From the Effective Date until May 17, 2010 (the “Consulting Period”), DLG shall serve as a consultant for Alico with such consulting duties as may from time to time be assigned by the Board of Directors of Alico or by the President of Alico. In addition, DLG shall be available during the Consulting Period to provide transition services to the President as requested so as to insure an orderly transition of his responsibilities to his successor. In this regard, he shall provide any information requested by the new President concerning events or transactions which occurred during DLG’s term as Chief Executive Officer or President and lend any other assistance to the President as requested. Unless otherwise agreed by DLG, the maximum amount of time devoted by DLG in performing the services contracted for hereunder shall not exceed fifty (50) hours per month during the Consulting Period.

3. Consideration. Subject to the provisions of Section 7 below, as consideration for DLG’s consulting services to be rendered hereunder, during the Consulting Period, DLG shall be paid $25,000 per month for each of the next eighteen (18) months commencing on the effective date.

In addition to the foregoing, DLG shall be entitled to be reimbursed for any out of pocket expenses reasonably incurred by him in connection with the performance of his duties subject to the expense reimbursement and pre-approval policies of Alico from time to time in effect during the Consulting Period.

The Parties agree that the services to be rendered hereunder are not likely to be proportionate during the Consulting Period and that it is likely that the consulting services to be rendered will be greater at the beginning of the Consulting Period than later. They further understand that DLG will possibly be forgoing other opportunities in order to remain available for consulting services pursuant to this Agreement. Accordingly, the Parties agree that unless DLG voluntarily terminates this Agreement without cause or Alico terminates this Agreement for Cause as defined in paragraph 4 below, the agreed upon Compensation shall be paid to DLG or if deceased, his personal representative, in accordance with terms hereof, whether or not DLG dies or becomes disabled during the Consulting Period and whether or not Alico terminates this Agreement for any reason or otherwise fails to avail itself of the consulting services contracted for hereunder. The consideration set forth above shall be in lieu of any other compensation, benefits or payments from Alico. DLG will be an independent contractor and not an employee of Alico during the Consulting Period. He shall be entitled to elect COBRA in accordance with the company’s standard election terms and will receive any accrued vacation pay through the date of his separation.

4. Term and Termination. This Agreement begins on the Effective Date and will terminate on May 17, 2010 unless voluntarily terminated by DLG prior thereto. This Agreement may not be terminated by Alico except for Cause, which shall be defined as being charged with a crime classified as a felony or otherwise being subject to the order of a court or regulatory agency of competent jurisdiction which bars him from rendering the services contracted for hereunder. The death or disability of DLG during the Consulting Period shall not be considered as an event entitling Alico to terminate this Agreement.

5. Transition Provisions. Upon the Effective Date, in accordance with Alico’s customary policies, DLG shall turn in all credit cards and other Company property and provide to Alico all expense reimbursement requests for periods prior to the Effective time. Except as provided in paragraph 6 below, there shall be no limitation on DLG’s other employment or consulting activities so long as such activities do not unreasonably interfere with or hender his duties hereunder.

6. Non Compete. During the term of this Agreement, DLG agrees that he will not serve either directly or indirectly as an officer director, employee of, or consultant to any company whose stock is traded on a national securities exchange or national securities market and is a reporting company under the Securities Exchange Act of 1934 (a “Reporting Public Company”) and which is also engaged in any business in the State of Florida which is competitive with any of the businesses in which Alico is engaged as of the date of this Agreement.

7. Release. As a condition precedent to the obligations in this Agreement, DLG hereby agrees to execute the release attached hereto as Exhibit A and deliver the same to Alico. This Agreement shall not be effective until the release in the form of Exhibit A hereto has been executed and delivered to Alico and is not rescindable by DLG. The parties agree that should DLG be compelled by law to testify or make statements under oath before any tribunal on any matter relating to his employment or Alico, any such testimony or statements shall not constitute breach by DLG of this Agreement or Exhibit A.

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8. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered when delivered personally or when sent by registered or certified mail or by private courier addressed as follows:

If to DLG:	Dan L. Gunter
185 Kenwith Ct.
Lakeland, FL 33803

If to Alico:	Alico, Inc.
PO Box 338
LaBelle, Florida 33975-0338

Attention: President

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

9. Assignability and Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and, as to Alico, its respective successors and assigns. This Agreement is of a personal nature as to DLG and may not be assigned by him.

10. Governing Law. The validity and construction of this Agreement shall be governed by the laws of the State of Florida without regard to conflicts of law provisions that would result in the application of laws of another jurisdiction.

11. Section Headings. The Section headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

12. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

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13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto set their hands as of the day and year first above written.

ALICO, INC. (“Alico”)

By:	/s/ John R. Alexander
Name:	John R. Alexander
Its:	Chairman

/s/ Dan L. Gunter
Dan L. Gunter (“DLG”)

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EXHIBIT A

RELEASE AND COVENANT NOT TO SUE

I, DAN L. GUNTER, understand and, of my own free will, agree as follows:

1. I hereby voluntarily resign from any employment with Alico, Inc. (referred to as the “Company”).

2. Officials of the Company have informed me of the amounts to which I may be entitled and explained to me that, in addition to those amounts, the Company would pay $450,000 per the terms of the Consulting Agreement of like date herewith, as additional consideration, if, and only if, I executed: (a) a release and waiver of any and all claims that I may have against the Company, its shareholders, its officers, agents, representatives, counsel, and employees with respect to my employment or separation of my employment with the Company; and (b) an agreement not to cause or bring any charges, claims, or actions, suits or proceedings of any nature whatsoever against the Company.

3. Officials of the Company have carefully explained that once I signed this RELEASE AND COVENANT NOT TO SUE (“Release”), I am legally waiving and releasing any rights which I may have under the numerous laws and regulations governing employment, including without limitation, Title VII of the Civil Rights Act of 1964 as amended by the Equal Employment Opportunity Act of 1972, the Civil Rights Act of 1991, the Age Discrimination in Employment Act, 42 U.S.C. §1981, the Equal Pay Act, the Employee Retirement Income Security Act, state and local human rights and employment laws, as well as other statutes and the laws of contract, tort, and other laws, including attorney’s fees and costs. This release does not include a waiver of my right to enforce the terms of the Severance, Consulting and Non-Compete Agreement.

4. I agree and recognize that any employment relations with the Company, its parents, affiliates, and successors have been permanently and irrevocably severed, that I will not apply for or otherwise seek employment with the Company, its parents, affiliates, successors, at any time, and that the Company has no obligation, contractual or otherwise, to hire me in the future.

5. I acknowledge that as of the effective date of this Release, I have no right to return to any of the Company’s premises at any time or for any reason, unless specifically requested to do so by the Company.

6. I acknowledge that I have had an opportunity to take this Release to an attorney for consultation. I entered into and signed this Release knowingly, voluntarily, and freely of my own volition and with such consultation with counsel as I deemed appropriate.

7. On behalf of myself, my heirs, executors, administrators and successors, I release and discharge the Company, its parent corporations, subsidiaries, affiliates, and divisions and their respective successors and assigns and their directors, officers, representatives, shareholders, agents, employees, counsel, and their respective heirs, executors and administrators, from any and all charges, claims, actions, and causes of action with respect to, or arising out of, my employment with the Company, including attorney’s fees and costs. I will forthwith withdraw with prejudice any such charges, claims, or actions that I have commenced or have been commenced on my behalf prior to my signing this Release. I will not hereafter institute any such claims or actions, against the Company or any of the above-mentioned persons or entities.

8. I acknowledge that, through my employment with the Company, I have obtained proprietary and confidential information regarding the Company including, but not limited to, its accounts, customers, clients, and others with whom it may do business, as well as knowledge of methods, forms, contracts, and trade secrets used by the Company. I agree that I will not, subsequent to the execution of this Agreement, use any such confidential information nor disclose such confidential information or any part thereof to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever unless required by law. I agree to return to the Company any and all proprietary information (and copies thereof) in my care, custody, possession, or control. Further, I agree that, subsequent to the execution of this Agreement, I will not take any action which is not in the best interest of, or which would adversely affect the Company.

9. I will not at any time talk about, write about, or otherwise publicize the terms or existence of this Release or any fact concerning its negotiation, execution, or implementation. I will not testify or give evidence in any forum, except unemployment compensation, concerning my dealings with the Company unless required by law. I will not disparage the Company, its officers, customers, vendors, employees, or former employees. I shall not assist or encourage, directly or indirectly, any claims against the Company or any of the persons or entities described above. Should I breach this confidentiality and non-disparagement provision, I shall immediately return all compensation for this Release.

10. This Release shall be deemed to have been made within the County of Hendry, State of Florida, and shall be interpreted and construed and enforced in accordance with the laws of the State of Florida and before the Courts of the State of Florida, County of Hendry. If one or more paragraph or paragraphs of this Release shall be ruled unenforceable, the Company may elect to enforce the remainder of the Agreement or cancel it.

11. This Release is not and shall not in any way be construed as an admission by the Company or any of its directors, officers, agents, employees or representatives of any acts of wrongdoing whatsoever against me, that the Company violated any federal, state or local law, or that dealings with the Company were unwarranted, unjustified, discriminatory, or otherwise unlawful.

12. I agree to indemnify and hold the Company or any of its directors, officers, agents, employees, or representatives harmless from and against any and all loss, cost, damage, or expense, including, without limitation, attorney’s fees, incurred by the Company out of any breach of this Release.

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13. If I breach the Release, I promise and covenant to immediately return all consideration paid pursuant to the terms of this Release. The Company will have the right to enforce this Release and to collect attorney’s fees associated with such enforcement through confidential arbitration, by an arbitrator acceptable to the Company, at the Company’s sole discretion, or through litigation. This paragraph will not apply to any action brought under the Older Worker’s Benefit Protection Act to challenge the validity of this Release. However, attorney’s fees and costs may be available to any party covered by this Release in a later action or arbitration under applicable local, state, or federal law.

14. I acknowledge that I have twenty-one (21) days in which to consider this Release and Covenant Not to Sue prior to its execution. Once I have executed this document, I have seven (7) days in which to revoke my signature and this Release does not become effective or enforceable and the Company is not obligated to make the payments or perform any other promises outlined in paragraph Second until this revocation period has expired.

15. I acknowledge that in executing this Release, I have not relied upon any representation or statement not set forth herein. This Release sets forth the entire agreement between the parties and fully supersedes any and all prior agreements or understandings between the parties pertaining to the subject matter hereof.

16. I have read this Release and understand all of its terms. I enter into and sign this Release knowingly and voluntarily with full knowledge of its significance.

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PLEASE READ CAREFULLY.

THIS RELEASE AND COVENANT NOT TO SUE

INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS

IN WITNESS WHEREOF, and intending to be legally bound hereby, I have executed the foregoing RELEASE AND COVENANT NOT TO SUE.

Executed at Lakeland, Polk County, Florida, this 2nd day of December, 2008.

/s/ Dan L. Gunter
Dan L. Gunter

Witness
/s/ Lois A. Hart

/s/ Patricia L. Harrison

State of Florida:
: ss
County of Polk:

BEFORE ME personally appeared Dan L. Gunter to me well known and known to me to be the person described in and who executed the foregoing instrument, and who is personally known to me or has produced                                          as identification and who did take an oath, and swears that the foregoing is true and correct.

WITNESS my hand and official seal, this 2nd day of December, A.D., 2008.

/s/ Lois A. Hart
Notary Public
State of Florida
Printed Name of Notary Public

My Commission Expires:
Commission No.:

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